Supplement, dated January 2, 2002, to the Prospectus, dated May 1, 2001, of Seligman Portfolios, Inc. (the "Series")
                                on behalf of its
                      Seligman Global Technology Portfolio


     The following supersedes and replaces the information set forth on page P-25 of the Series' Prospectus under the caption "Seligman Global Technology Portfolio" under the section "Portfolio Management."

Seligman's Global Technology Group manages the Global Technology Portfolio. Mr. Richard M. Parower, Vice President, Investment Officer of Seligman since April 2000, is Co-Portfolio Manager of the Global Technology Portfolio, responsible for the Fund's US investments. Prior to joining Seligman, from June 1998 to April 2000, Mr. Parower was a Senior Analyst with Citibank Global Asset
Management cover Global IT Services. From September 1995 to June 1998, Mr. Parower was a Senior Analyst with Montgomery Asset Management and from June 1993 to September 1995, he was a securities analyst for G.T. Capital Management. Mr. Parower is also Co-Portfolio Manager of the Seligman Global Technology Fund of Seligman Global Fund Series, Inc.

Mr. Steven A. Werber, who joined Seligman on January 10, 2000 as a Senior Vice President, is Co-Portfolio Manager of the Global Technology Portfolio responsible for its non-US investments. He is a Vice President of Seligman Portfolios, Inc. Prior to joining Seligman, Mr. Werber was an Analyst and Portfolio Manager at Fidelity Investments International since 1996. Prior thereto, he was an Associate at Goldman Sachs International from 1992 to 1996. Mr. Werber is also a Vice President of Seligman Global Fund Series, Inc. and Co-Portfolio Manager of its Seligman Global Technology Fund.

Prior to April 1, 2000, Henderson Investment Management Limited (HIML) served as subadviser to the Portfolio. HIML, established in 1984, is a wholly owned subsidiary of Henderson plc, a United Kingdom corporation. For the period from January 1, 2000 through March 31, 2000, Seligman paid HIML a fee for its services in respect of the Portfolio based on the assets under HIML's supervision. This fee did not increase the fees paid by the Portfolio.


SP1S3-1/02